UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 18, 2005
Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	001-11975 (Commission File Number)	34-1824586 (IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 430-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 18, 2005, Boykin San Diego, LLC, a joint venture between Boykin Lodging Company (“Boykin”) and Outrigger Lodging Services, sold the Hampton Inn San Diego Airport/Sea World (“San Diego”) in San Diego, California, for a price of $23.0 million to Newport Taft, Inc. and Mansour Brothers Inc., as tenants in common, unrelated third parties. The sales price for the transaction was the result of arms-length negotiations.

Subsequent to the closing of the sale, certain subsidiaries of Boykin purchased Outrigger Lodging Services’ ownership interest in Boykin San Diego, LLC.

Boykin structured the transaction to qualify as a potential like-kind exchange pursuant to Section 1031 of the Internal Revenue Code.
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of the Hampton Inn San Diego Airport/Sea World in San Diego, California, and all other current year sales, as well as the receipt of proceeds from the sales as described in this Current Report on Form 8-K.

The September 30, 2005 unaudited Pro Forma Condensed Consolidated Balance Sheet presents the disposition of the Hampton Inn San Diego Airport/Sea World as if it was effective September 30, 2005, and all other current year sales as of their actual disposition date. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2005 and each of the years in the three year period ended December 31, 2004 assume the sales were effective as of the beginning of the fiscal year ended December 31, 2002.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2004 Annual Report on Form 10-K.
THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2005
(unaudited, dollar amounts in thousands)

		Pro Forma Adjustments
	(a)	(b)	(c)
		Prior
	Historical	Transactions	San Diego	Pro Forma
Investment in hotel properties	$519,093	—	(10,983)	$508,110
Accumulated depreciation	(138,819)	—	3,303	(135,516)

Investment in hotel properties, net	380,274	—	(7,680)	372,594
Cash and cash equivalents	17,307	—	20,117 (d)	37,424
Restricted cash	9,917	—	—	9,917
Accounts receivable, net of allowance for doubtful accounts of $405	15,638	—	—	15,638
Receivables from lessee	340	—	(340)	—
Inventories	1,309	—	—	1,309
Deferred financing costs and other, net	2,378	—	—	2,378
Investment in unconsolidated joint ventures	1,197	(421)	—	776
Other assets	12,036	—	(25)	12,011

	$440,396	(421)	12,072	$452,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$40,000	—	—	$40,000
Term notes payable	99,531	—	—	99,531
Accounts payable and accrued expenses	35,903	—	(727)	35,176
Accounts payable to related party	1,389	—	—	1,389
Dividends/distributions payable	1,188	—	—	1,188
Deferred lease revenue	488	—	(488)	—
Minority interest in joint ventures	992	—	(966)	26
Minority interest in operating partnership	12,900	(63) (e)	2,119 (e)	14,956
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of September 30, 2005 (liquidation preference of $45,250)	—	—	—	—
Common shares, without par value; 40,000,000 shares authorized; 17,594,081 issued and outstanding as of September 30, 2005	—	—	—	—
Additional paid-in capital	361,309	—	—	361,309
Distributions and losses in excess of income	(110,565)	(358) (e)	12,134 (e)	(98,789)
Unearned compensation — restricted shares	(2,739)	—	—	(2,739)

Total shareholders’ equity	248,005	(358)	12,134	259,781

	$440,396	(421)	12,072	$452,047

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(a)	(b)	(f)
		Prior
	Historical	Transactions	San Diego	Pro Forma
Revenues:
Hotel revenues
Rooms	$100,995	—	—	$100,995
Food and beverage	44,291	—	—	44,291
Other	13,522	—	—	13,522

Total hotel revenues	158,808	—	—	158,808
Lease revenue	1,782	—	(1,782)	—
Other operating revenue	160	(49)	—	111

Total revenues	160,750	(49)	(1,782)	158,919

Expenses:
Hotel operating expenses
Rooms	24,513	—	—	24,513
Food and beverage	30,150	—	—	30,150
Other direct	4,427	—	—	4,427
Indirect	47,907	—	—	47,907
Management fees to related party	4,627	—	—	4,627

Total hotel operating expenses	111,624	—	—	111,624
Property taxes, insurance and other	12,674	—	—	12,674
Real estate related depreciation and amortization	17,180	(9)	(304)	16,867
Corporate general and administrative	9,084	—	(8)	9,076
Impairment of real estate	5,500	—	—	5,500

Total operating expenses	156,062	(9)	(312)	155,741

Operating income	4,688	(40)	(1,470)	3,178

Interest income	762	—	(10)	752
Other income	—	—	—	—
Interest expense	(8,872)	—	—	(8,872)
Amortization of deferred financing costs	(1,089)	—	—	(1,089)
Minority interest in earnings of joint ventures	(133)	—	133	—
Minority interest in income of operating partnership	(1,860)	1,634	200	(26)
Equity in income of unconsolidated joint ventures including gain on sale	11,131	(10,947)	—	184

Income (loss) before preferred dividends, gain (loss) on sale/disposal of assets and discontinued operations	4,627	(9,353)	(1,147)	(5,873)

Preferred dividends	(3,563)	—	—	(3,563)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations	$1,064	$(9,353)	$(1,147)	$(9,436)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations per share
Basic	$0.06			$(0.54)
Diluted	$0.06			$(0.54)

Weighted average number of common shares outstanding
Basic	17,558			17,558
Diluted	17,846			17,846

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(b)	(f)
		Prior
	Historical	Transactions	San Diego	Pro Forma
Revenues:
Hotel revenues
Rooms	$129,706	(2,201)	—	$127,505
Food and beverage	58,951	(1,160)	—	57,791
Other	10,756	(73)	—	10,683

Total hotel revenues	199,413	(3,434)	—	195,979
Lease revenue	2,045	—	(2,045)	—
Other operating revenue	184	—	—	184
Revenues from condominium development and unit sales	7,541	—	—	7,541

Total revenues	209,183	(3,434)	(2,045)	203,704

Expenses:
Hotel operating expenses
Rooms	32,746	(690)	—	32,056
Food and beverage	40,352	(1,042)	—	39,310
Other direct	5,641	(78)	—	5,563
Indirect	64,061	(1,318)	—	62,743
Management fees to related party	5,454	—	—	5,454
Management fees — other	59	(59)	—	—

Total hotel operating expenses	148,313	(3,187)	—	145,126
Property taxes, insurance and other	14,619	(178)	—	14,441
Cost of condominium development and unit sales	5,509	—	—	5,509
Real estate related depreciation and amortization	22,958	(297)	(480)	22,181
Corporate general and administrative	8,787	(3)	(6)	8,778

Total operating expenses	200,186	(3,665)	(486)	196,035

Operating income	8,997	231	(1,559)	7,669

Interest income	387	(1)	(9)	377
Other income	8	—	—	8
Interest expense	(13,629)	—	—	(13,629)
Amortization of deferred financing costs	(1,367)	—	—	(1,367)
Minority interest in earnings of joint ventures	(141)	—	141	—
Minority interest in loss of operating partnership	1,563	(35)	213	1,741
Equity in income of unconsolidated joint ventures	121	—	—	121

Income (loss) before preferred dividends, gain (loss) on sale/disposal of assets and discontinued operations	(4,061)	195	(1,214)	(5,080)

Preferred dividends	(4,751)	—	—	(4,751)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations	$(8,812)	$195	$(1,214)	$(9,831)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations per share
Basic	$(0.51)			$(0.56)
Diluted	$(0.51)			$(0.56)

Weighted average number of common shares outstanding
Basic	17,426			17,426
Diluted	17,553			17,553

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(b)	(f)
		Prior
	Historical	Transactions	San Diego	Pro Forma
Revenues:
Hotel revenues
Rooms	$118,771	(2,959)	—	$115,812
Food and beverage	54,791	(1,450)	—	53,341
Other	7,347	(127)	—	7,220

Total hotel revenues	180,909	(4,536)	—	176,373
Lease revenue	1,958	—	(1,958)	—
Other operating revenue	120	—	—	120
Revenues from condominium development and unit sales	36,883	—	—	36,883

Total revenues	219,870	(4,536)	(1,958)	213,376

Expenses:
Hotel operating expenses
Rooms	29,769	(788)	—	28,981
Food and beverage	38,009	(1,092)	—	36,917
Other direct	4,513	(107)	—	4,406
Indirect	57,765	(1,650)	—	56,115
Management fees to related party	3,976	—	—	3,976
Management fees — other	882	(136)	—	746

Total hotel operating expenses	134,914	(3,773)	—	131,141
Property taxes, insurance and other	13,785	78	—	13,863
Cost of condominium development and unit sales	24,645	—	—	24,645
Real estate related depreciation and amortization	24,773	(271)	(472)	24,030
Corporate general and administrative	8,109	—	(11)	8,098

Total operating expenses	206,226	(3,966)	(483)	201,777

Operating income	13,644	(570)	(1,475)	11,599

Interest income	602	—	(5)	597
Other income	28	—	—	28
Interest expense	(14,923)	—	—	(14,923)
Amortization of deferred financing costs	(1,906)	—	—	(1,906)
Minority interest in earnings of joint ventures	(133)	—	133	—
Minority interest in loss of operating partnership	1,649	86	203	1,938
Equity in loss of unconsolidated joint ventures	(133)	—	—	(133)

Income (loss) before preferred dividends, gain (loss) on sale/disposal of assets and discontinued operations	(1,172)	(484)	(1,144)	(2,800)

Preferred dividends	(4,751)	—	—	(4,751)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations	$(5,923)	$(484)	$(1,144)	$(7,551)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations per share
Basic	$(0.34)			$(0.44)
Diluted	$(0.34)			$(0.44)

Weighted average number of common shares outstanding
Basic	17,336			17,336
Diluted	17,470			17,470

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(b)	(f)
		Prior
	Historical	Transactions	San Diego	Pro Forma
Revenues:
Hotel revenues:
Rooms	$124,496	(3,186)	—	$121,310
Food and beverage	57,804	(1,528)	—	56,276
Other	7,602	(151)	—	7,451

Total hotel revenues	189,902	(4,865)	—	185,037
Lease revenue	1,885	—	(1,885)	—
Other operating revenue	279	—	(28)	251
Revenues from condominium development and unit sales	8,715	—	—	8,715

Total revenues	200,781	(4,865)	(1,913)	194,003
Expenses:
Hotel operating expenses:
Rooms	30,209	(859)	—	29,350
Food and beverage	39,798	(1,080)	—	38,718
Other direct	4,542	(108)	—	4,434
Indirect	53,632	(1,577)	—	52,055
Management fees to related party	3,359	—	—	3,359
Management fees — other	2,261	(137)	—	2,124

Total hotel operating expenses	133,801	(3,761)	—	130,040
Property taxes, insurance and other	12,453	(196)	—	12,257
Cost of condominium development and unit sales	6,474	—	—	6,474
Real estate related depreciation and amortization	22,038	(246)	(430)	21,362
Corporate general and administrative	6,404	(1)	(8)	6,395

Total operating expenses	181,170	(4,204)	(438)	176,528

Operating income	19,611	(661)	(1,475)	17,475

Interest income	126	—	(3)	123
Other income	80	—	—	80
Interest expense	(18,068)	—	—	(18,068)
Amortization of deferred financing costs	(2,105)	—	—	(2,105)
Minority interest in earnings of joint ventures	(133)	—	133	—
Minority interest in loss of operating partnership	598	100	203	901
Equity in loss of unconsolidated joint ventures	(224)	—	—	(224)

Income (loss) before preferred dividends, gain (loss) on sale/disposal of assets and discontinued operations	(115)	(561)	(1,142)	(1,818)

Preferred dividends	(1,109)	—	—	(1,109)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations	$(1,224)	$(561)	$(1,142)	$(2,927)

Income (loss) attributable to common shareholders before gain (loss) on sale/disposal of assets and discontinued operations per share
Basic	$(0.07)			$(0.17)
Diluted	$(0.07)			$(0.17)

Weighted average number of common shares outstanding
Basic	17,248			17,248
Diluted	17,383			17,383

(a)	Historical data presented reflects amounts reported on Form 10-Q for the quarterly period ended September 30, 2005 filed on November 8, 2005.

(b)	On March 30, 2005, Boykin Chicago, L.L.C., a joint venture between Boykin and AEW Partners III L.P., sold Hotel 71 in Chicago, Illinois, for a price of $95.05 million to Chicago H&S Hotel Property, LLC, an unrelated third party. Since Boykin accounts for its investment in Boykin Chicago, L.L.C. using the equity method, amounts relating to this entity or the sale of Hotel 71 have not been reclassified to discontinued operations within the historical September 30, 2005 financial statements. Historical data for periods prior to 2005 in this Form 8-K, obtained from the Form 8-K filed on April 14, 2005, reflect this reclassification.

On June 15, 2005, Boykin sold its Clarion Hotel & Conference Center (“Yakima”) in Yakima, Washington to an unrelated third party for a price of $4.2 million. The effect of the sale of Yakima is already reflected within the historical September 30, 2005 financial statements. The effect of the sale, however, has not been reflected within historical data for periods prior to 2005.

The necessary adjustments for these transactions are reflected as “Prior Transactions” within this Form 8-K.

(c)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with San Diego, as applicable, as well as to reflect the receipt of the sales proceeds.

(d)	Represents the net proceeds from the sale and the purchase of the minority partner’s interest totaling approximately $20.1 million.

(e)	Reflects the estimated impact of the sales on minority interest and shareholders’ equity as if the sales took place on September 30, 2005. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(f)	Reflects the adjustment to Boykin’s historical financial statements to present them as if the disposition of San Diego had occurred on January 1, 2002. The gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that the actual gain on the sale, net of minority interests, will approximate $11.5 million.

(g)	Historical data presented reflects amounts reported on Form 8-K filed on April 14, 2005.

(c)	Exhibits.
               None
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY
By:	/s/ Shereen P. Jones
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer

Date: November 21, 2005